UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2006
GNC Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-116040	72-1575170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices) (Zip Code)
(412) 288-4600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Director Mary Elizabeth Burton resigned from the board of directors effective February 23, 2006. To the knowledge of the registrant, Ms. Burton did not resign due to any disagreement with the registrant’s operations, policies, or practices.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 24, 2006

GNC CORPORATION

By:	/s/ Curtis J. Larrimer

Name:	Curtis J. Larrimer
Title:	Executive Vice President and Chief Financial Officer

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